SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: January 23, 2004


                             THE ART BOUTIQUE, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


Wyoming                         0-32099                 83-0269496
-----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


                    Rooms 1203-8, 12th Floor, Hang Seng Bldg.
                      77 Des Voeux Road Central, Hong Kong
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:






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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.


ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.


ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.


ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE


On December 31, 2003, the company completed a private placement for 8,000,000 common shares for gross proceeds of $400,000 pursuant to Regulation S to overseas investors.


ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

               None.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        Financial Statements -

               None.

        Exhibits -

               None.


ITEM 8. CHANGE IN FISCAL YEAR

               None.


ITEM 9.  REGULATION FD DISCLOSURE

               None.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

               None.

ITEM 11.  TEMPRARY SUSPENSION OF TRADING UNDER REGISTRANT' EMPLOYEE BENEFIT
PLANS

               None.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 28, 2004                           THE ART BOUTIQUE, INC.


                                                  /s/ Ronald Lui
                                                  ---------------------------
                                                  Ronald Lui, CEO/Secretary